UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2011 (October 27, 2011)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-23550	38-2806518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan		48430-0725
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2011, the board of directors of Fentura Financial, Inc. (the “Company”) accepted the resignations of Douglas Rotman and James Wesseling from the Company’s board of directors. Messrs. Rotman and Wesseling were originally appointed as directors of the Company in 2007 and 2009, respectively, as representatives of the Company’s, subsidiary, West Michigan Community Bank. Both Messrs. Rotman and Wesseling agreed to remain on the board of directors of the Company for a transitionary period following the sale of West Michigan Community Bank. The Company’s news release related to the resignations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)

By:	/s/ Douglas Kelley
Douglas Kelley, Senior Vice President and Chief Financial Officer

Dated: November 2, 2011

EXHIBIT INDEX

Exhibit Number

99.1	News Release